SUPPLEMENT DATED FEBRUARY 10, 2006

TO THE PROSPECTUS DATED MAY 2, 2005

Tactical Growth and Income Stock Account for Variable Annuities (“Account TGIS”)

Tactical Aggressive Stock Account for Variable Annuities (“Account TAS”)

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus. Please retain this supplement for future reference.

For Account TGIS and Account TAS, the following replaces in its entirety the information appearing under the heading “Portfolio Managers:” in the Prospectus.

TIMCO, 100 First Stamford Place, Stamford, CT 06902, has been a registered investment adviser since 1971 and provides investment advice to institutional accounts, registered investment companies and insurance company separate accounts. TIMCO is a subsidiary of Legg Mason, Inc.

TIMCO employs a team approach to manage the Portfolio. The portfolio management team is dually employed by TIMCO and Batterymarch Financial Management, Inc. (“Batterymarch”), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005 manages approximately $15 billion of assets.

The following manage (or co-manage) the Portfolio:

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager and is dually employed by Batterymarch and TIMCO. Mr. Ko joined TIMCO on February 1, 2006. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the US investment team in 2006. Mr. Ko has eight years of investment experience.

Edward R. Miller, CFA, is a Portfolio Manager and is dually employed by Batterymarch and TIMCO. Mr. Miller joined TIMCO on February 1, 2006. Mr. Miller joined Batterymarch in 2004. He was formerly a quantitative analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services from 1989 to 2001. Mr. Miller has 19 years of investment experience.

Anthony C. Santosus, CFA, is a Portfolio Manager and is dually employed by Batterymarch and TIMCO. Mr. Santosus joined TIMCO on February 1, 2006. Mr. Santosus joined Batterymarch’s US investment team in 2001. Mr. Santosus has 20 years of investment experience.

Lisa A. Sebesta, CFA, is a Portfolio Manager and is dually employed by Batterymarch and TIMCO. Ms. Sebesta joined TIMCO on February 1, 2006. Ms. Sebesta joined Batterymarch in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. Ms. Sebesta has nine years of investment experience.

Michael D. Soares, is a Portfolio Manager and is dually employed by Batterymarch and TIMCO. Mr. Soares joined TIMCO on February 1, 2006. Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Mr. Soares has 12 years of investment experience.

For Account TGIS, the following replaces in its entirety the information appearing under the heading “Selection Process:” in the Prospectus.

The Portfolio normally invests at least 80% of its assets in equity securities, primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost efficient trading and limited tracking error.

In addition, the Portfolio, to a lesser extent, will or may invest in other securities, including but not limited to, the following:

•	exchange-traded stock index futures
•	covered call options, put options
•	foreign securities

Date: February 1, 2006